Supplement to the
Fidelity Advisor Freedom Funds®
Class A, Class T, Class B and Class C
May 28, 2016
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

The Board of Trustees of the Freedom Funds has approved, subject to shareholder approval, a new pricing structure for the funds that will reduce the overall expenses that Freedom Fund shareholders pay, relative to the funds’ expenses as of March 31, 2016, and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds in which the Freedom Funds invest will be eliminated. A meeting of shareholders of each Freedom Fund held on October 28, 2016, to vote on this proposal was adjourned to a later date to provide additional time for shareholders to vote. Shareholders of record on August 29, 2016, are entitled to vote at the adjourned meeting.

The proxy statement contains important information relating to the proposal. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement is available on the Securities and Exchange Commission's web site (www.sec.gov).

AFF-17-01 1.790697.153	March 1, 2017

Supplement to the
Fidelity Advisor Freedom® 2005 Fund, Fidelity Advisor Freedom® 2010 Fund, Fidelity Advisor Freedom® 2015 Fund, Fidelity Advisor Freedom® 2020 Fund, Fidelity Advisor Freedom® 2025 Fund, Fidelity Advisor Freedom® 2030 Fund, Fidelity Advisor Freedom® 2035 Fund, Fidelity Advisor Freedom® 2040 Fund, Fidelity Advisor Freedom® 2045 Fund, Fidelity Advisor Freedom® 2050 Fund, Fidelity Advisor Freedom® 2055 Fund, Fidelity Advisor Freedom® 2060 Fund and Fidelity Advisor Freedom® Income Fund
Class A, Class T, Class B, Class C and Class I
May 28, 2016
STATEMENT OF ADDITIONAL INFORMATION

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

AFF-AFFIB-17-01 1.808269.113	March 1, 2017